Exhibit 32.1
CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of
2002
In connection with the Annual Report of XO Holdings, Inc. (the “registrant”) on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) we, Carl J. Grivner, Chief Executive Officer, and Gregory W. Freiberg, Senior Vice President and Chief Financial Officer of the Registrant, certify that, to the best of our knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or
78o(d)); and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.
Date: March 16, 2009

/s/ Carl J. Grivner Carl J. Grivner Chief Executive Officer (Principal Executive Officer)

/s/ Gregory W. Freiberg Gregory W. Freiberg Senior Vice President and Chief Financial Officer (Principal Financial Officer)